UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant     ☐

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☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑      Definitive Proxy Statement

☐      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

VISION INDUSTRIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule a-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Statement for Annual Meeting of Shareholders

VISION INDUSTRIES CORP.

1560 W. 190th Street, 2nd Floor

Torrance, CA 90501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On October 24, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Vision Industries Corp., a Florida corporation (“Vision”). The meeting will be held on Wednesday, October 24, 2012, at 9:00 a.m. local time at Vision’s offices for the following purposes:

1. To elect the three (3) nominees for director named herein to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is September 27, 2012. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Martin Schuermann

Chairman and Chief Executive Officer

Torrance, California

September 27, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on October 24 at 9:00AM at 1560 W. 190th Street, 2nd Floor, Torrance CA 90501

The proxy statement and Annual Report on Form 10-K are available at www.VisionMotorCorp.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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Proxy Statement for Annual Meeting of Shareholders

VISION INDUSTRIES CORP.

1560 W. 190th Street, 2nd Floor

Torrance CA 90501

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On October 24th, 2012

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Proxy Statement for Annual Meeting of Shareholders

VISION INDUSTRIES CORP.

1560 W. 190th Street, 2nd Floor

Torrance CA 90501

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held On October 24, 2012

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Vision Industries Corp. is soliciting your proxy to vote at the 2012 Annual Meeting of Shareholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about October 1, 2012 to all shareholders of record entitled to vote at the annual meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

FOR the election of Martin Schuermann, Brett D. Meyer, and Scott Lambert as directors (Proposal 1)

Who can vote at the annual meeting?

Only shareholders of record at the close of business on September 27, 2012 will be entitled to vote at the annual meeting. On this record date, there were 81,379,132 shares of Common Stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on September 27, 2012 your shares were registered directly in your name with our transfer agent, Island Stock Transfer, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 27, 2012 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There is one matter scheduled for a vote:   Election of three (3) directors.

How do I vote?

You may either vote “For” all the nominees for director or you may “Withhold” your vote for any nominee you specify.

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

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Proxy Statement for Annual Meeting of Shareholders

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Vision. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of September 27th, 2012. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. If you do not specify how to distribute your votes, by giving your proxy you are authorizing the proxyholders (the individuals named on your proxy card) to vote in their discretion.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted, as follows “For” the election of all three nominees for director. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards and proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of the shares, you may revoke your proxy in any one of following ways:

•

You may submit another properly completed proxy card with a later date.

•

You may send a timely written notice that you are revoking your proxy to our Secretary at 1560 W. 190th Street, 2nd Floor, Torrance CA 90501.

•

You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 21, 2012, to our Secretary at 1560 W. 190th Street, 2nd Floor, Torrance CA 90501. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than the close of business on March 15, 2013 and no earlier than the close of business on February 15, 2013. You are also advised to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations. A copy of our bylaws is available via written request to our Secretary at Secretary 1560 W. 190th Street, 2nd Floor, Torrance CA 90501, or by accessing EDGAR on the SEC’s website at www.sec.gov.

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Proxy Statement for Annual Meeting of Shareholders

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. For example, broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present however, will not be counted as votes for any director nominee.

How many votes are needed to approve each proposal?

For the election of directors, the three nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 81,379,132 shares of Common Stock outstanding and entitled to vote. Thus, the holders of 40,689,567 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our annual report on Form 10-K for the year ended December 31, 2012.

What proxy materials are available on the internet?

This proxy statement and Form 10-K are available at www.VisionMotorCorp.com.

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Proxy Statement for Annual Meeting of Shareholders

CORPORATE GOVERNANCE

Members of the Board of Directors

The table below sets forth information regarding the members of our Board of Directors as of September 27, 2012.

Name	Age	Position Held with Us	Director Since
Martin Schuermann	47	Chairman of the Board, Chief Executive Officer and Director	2008
Brett D. Mayer	48	Director	2010
Scott Lambert	54	Director	2010

Independence of the Board of Directors

We have chosen to apply the listing standards of the Nasdaq Global Market (“Nasdaq”) in determining the independence of our directors. The Board consults with counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director and nominee for director, or any of his family members, and us, our senior management and our independent registered public accounting firm, the Board affirmatively has determined that two of the Directors are independent:  Brett D Meyer and Scott Lambert.

Meetings of the Board of Directors

The Board held 5 meetings during the last fiscal year. Each of our current Board members attended 100% of the aggregate of the meetings of the Board and of the committees, on which he served, held during the period for which he was a director or committee member, respectively.

Shareholder Communications with the Board of Directors

We have implemented a process by which shareholders may communicate with the Board or any of its directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of Vision at 1560 W. 190th Street, 2nd Floor, Torrance CA 90501. All communications will be compiled by our Secretary and submitted to the Board or the individual directors on a periodic basis. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving us will be forwarded directly to the Audit Committee.

Code of Ethics

We have adopted the Vision Industries Corp. Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.VisionMotorCorp.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Information Regarding the Committees of our Board of Directors

The Board has two committees: an Audit Committee and a Compensation and Stock Option Committee. The following table provides membership and meeting information for each of the Board committees during 2011:

Name	Audit	Compensation and Stock Option
Martin Schuermann	✗	✗
Brett D. Mayer	✗*	✗*
Scott Lambert	✗	✗
Total meetings in fiscal year 2011	1	1
*Committee Chairperson

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Proxy Statement for Annual Meeting of Shareholders

Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable FINRA rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to Vision.

Audit Committee

The Company’s Board of Directors has an Audit Committee, which is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent registered public accounting firm; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal controls over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent accountants and analyzes the reports and recommendations of such firm. The committee also prepares the Audit Committee report required by the rules of the Commission. During 2011, the Audit Committee consisted of Messrs. Mayer, and Lambert, each of whom was determined by the Board of Directors to be independent of the Company based on the NASDAQ Capital Market’s definition of “independence.” The Board of Directors has identified Mr. Mayer as the Audit Committee financial expert and determined that Mr. Mayer is independent of the Company based on the NASDAQ Capital Market’s definition of “independence.”

Compensation and Stock Option Committee

The Compensation and Stock Option Committee of the Board reviews and recommends to the Board the overall compensation strategy and policies for us. The Compensation Committee reviews and recommends to the Board corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and recommends to the Board the compensation and other terms of employment of our Officers and oversees the administration of our stock option plan.  As of December 31, 2011, the Compensation Committee is comprised of all the members of the Board.  During the fiscal year ended December 31, 2011, Martin Schuermann was an employee-officer of the Company and both Brett D. Mayer and Scott Lambert were not employee-officers of the Company.   Neither Mr. Mayer nor Mr. Lambert were formerly an officer of the Company and none of the Compensation Committee members had any disclosable transactions with related persons under Item 404 of Regulation S-K.  Board members participated in the consideration of the Director compensation.  At this time, the Compensation Committee does not have a charter.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Standard AU 380. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

From the members of the Audit Committee of Vision Industries Corp. as of December 31, 2011:

Martin Schuermann

Brett D. Mayer

Scott Lambert

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Proxy Statement for Annual Meeting of Shareholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees, if applicable. Subject to community property laws, where applicable, the persons or entities named below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

As of December 31, 2011

The following table sets forth information concerning the beneficial ownership of shares of our common stock with respect to stockholders who were known by us to be beneficial owners of more than 5% of our common stock as of December 31, 2011, and our officers and directors, individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees, if applicable. Subject to community property laws, where applicable, the persons or entities named in Table 8.0 have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
>5% Stockholders:
Common Stock	Novium Opportunity Umbrella SICAV PLC-Quality Investment Fund Level 6, The Mall Offices The Mall, Florianna 1470	20,429,722	21%
Common Stock	QIF Malta 1 Ltd. Seestrasse 45 Zollikon ZH, CH-8702	10,750,000	11%
Executive Officers and Directors:
Common Stock	Martin Schuermann 1560 W. 190th Street, 2nd Fl. Torrance, CA 90501	13,473,334[1]	14%
Common Stock	Brett D. Mayer 1801 Century Park East, 9th Floor Los Angeles, CA 90087	1,000,000 [2]	1%
Common Stock	Scott Lambert 9575 Gloucester Dr. Beverly Hills, CA 91211	1,000,000 [3]	1%
Common Stock	All Executive Officers and Directors as a Group (3 persons)	15,473,334	16%
[1] This number includes 11,708,334 vested but unexercised options. [2] This number includes 1,000,000 vested but unexercised options. [3] This number includes 1,000,000 vested but unexercised options.

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Proxy Statement for Annual Meeting of Shareholders

COMPENSATION

The policies of the Compensation and Stock Option Committee, or the Committee, with respect to the compensation of executive officers, including the Chief Executive Officer, or CEO, are designed to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Committee recommends executive compensation packages to our board of directors that are based on a mix of salary, bonus and equity awards.

Overall, the board and the Committee seek to provide total compensation packages that are competitive in terms of total potential value to our executives, and that are tailored to the unique characteristics of our company in order to create an executive compensation program that will adequately reward our executives for their roles in creating value for our shareholders. The board and the Committee intend to provide executive compensation packages that are competitive with other similarly situated companies in our industry. The Board and the Committee generally weighted executives’ compensation packages more heavily in favor of equity-based compensation versus salary, as they believe performance and equity-based compensation is important to maintain a strong link between executive incentives and the creation of shareholder value. The board and the Committee believe that performance and equity-based compensation are the most important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives. For 2011, the board and the Committee continued their emphasis on equity-based compensation. Given the company’s current financial situation and market capitalization, the state of the equity markets, the company’s proposed business plans and the recent reduction in headcount, the board and the Committee viewed the company as analogous to a “start-up” company and believed that a focus on equity-based compensation was even more important as a tool to motivate the company’s executive officers.

The board and the Committee have reviewed this Compensation Discussion and Analysis with the company’s management.

Compensation Discussion and Analysis

The Company’s compensation arrangements with its named executive officers are designed to attract and retain the best available personnel for positions of substantial responsibility with the Company.  In addition, these arrangements have been developed to provide additional incentive to the Company’s key employees and promote the success of the Company’s business.

The compensation arrangements consist of two components.  The first component is base compensation (or “salary”) and the second component is the stock option plan.

Base Compensation

The following table sets forth information concerning the compensation of our Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years December 31, 2011 and 2010, and whose salary and bonus exceeded $100,000 for the fiscal years ended December 31, 2011 and 2010, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."

Executive Officer Summary Compensation

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
Martin Schuermann, President	2011	300,000	0	0	190,800	0	0	9,000	499,800
	2010	300,000	0	0	0	0	0	9,000	309,000

On June 14, 2011, the Company entered into executive employment agreement with Martin Schuermann.  Pursuant to this Agreement, Martin Schuermann was employed as Chief Executive Officer and President of the Company.

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Proxy Statement for Annual Meeting of Shareholders

The base compensation is reviewed by the Board of Directors or the Compensation and Benefits Committee of the Board and adjustments are made based upon performance.

Mr. Schuermann vacated the office of President as of the close of business July 31, 2012, when Mr. Jerome Torresyap took over that position.  Mr. Schuermann retained his positions as Chief Executive Officer, Secretary and Treasurer.

Equity Based Compensation

The following table sets forth the unexercised options; stock that has not vested; and equity incentive plan awards for each named executive officer outstanding as of the end of December 31, 2011:

Outstanding Equity Awards at December 31, 2011

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Martin Schuermann	4,500,000 [1]	0	0	$1.00	1/8/2014	0	0	0	0
	5,333,334[2]	2,666,666	0	$0.54	11/5/2014	0	0	0	0
	1,875,000 [3]	2,625,000	0	$0.21	6/5/2016	0	0	0	0

[1] On January 7, 2009, the Company awarded Mr. Schuermann 4,500,000 options which vest in three annual installments over a three year period.

[2] On November 5, 2009, the Company awarded Mr. Schuermann an additional 8,000,000 options which vest in three annual installments over a three year period.

3 On June 14, 2011, pursuant to the terms of Mr. Schuermann’s Executive Employment Agreement, the Company awarded Mr. Schuermann 4,500,000 options which vest in quarterly installments over a three year period.

Compensation of Directors

The compensation of directors for the last completed fiscal year is provided below:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Schuermann	0	0	0	0	0	0	0
Brett D. Mayer	0	0	100,000 [1]	0	0	0	100,000
Scott Lambert	0	0	100,000 [2]	0	0	0	100,000

[1] On October 11, 2010, pursuant to the terms of Mr. Mayer’s Independent Director Agreement, the Company awarded Mr. Mayer 1,000,000 stock options, exercisable at $0.10 per share, which vest in four (4) equal installments of 250,000 on January 1, 2011, April 1, 2011, July 1, 2011, and October 1, 2011.

[2] On October 11, 2010, pursuant to the terms of Mr. Lambert’s Independent Director Agreement, the Company awarded Mr. Lambert 1,000,000 stock options, exercisable at $0.10 per share, which vest in four (4) equal installments of 250,000 on January 1, 2011, April 1, 2011, July 1, 2011, and October 1, 2011.

Board of Directors and Committees

Currently, our Board of Directors consists of Martin Schuermann, Brett D. Mayer, and Scott Lambert. We are not actively seeking additional board members. At present, the Board of Directors has not established any standing committees, other than the Compensation and Stock Option Committee.

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Proxy Statement for Annual Meeting of Shareholders

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of all the members of the Board.  During the fiscal year ended December 31, 2011, Martin Schuermann was an employee-officer of the Company and both Brett D. Mayer and Scott Lambert were not employee-officers of the Company.   Neither Mr. Mayer nor Mr. Lambert was formerly an officer of the Company and none of the Compensation Committee members had any disclosable transactions with related persons under Item 404 of Regulation S-K.  Board members participated in the consideration of the Director compensation.  At this time, the Compensation Committee does not have a charter.

Compensation Committee Report

The Compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) with management.  Based on the review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this statement.

COMPENSATION COMMITTEE REPORT

The Company’s Compensation Committee of the Board of Directors (the “Compensation Committee”) has submitted the following report for inclusion in this filing on Form 10-K:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this filing on Form 10-K with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

 MEMBERS OF THE COMPENSATION COMMITTEE

•

Martin Schuermann, President, Director

•

Brett D. Mayer, Independent Director

•

Scott Lambert, Independent Director

Compensation and Stock Option Committee

The Compensation and Stock Option Committee (“CSO” Committee”) is charged to advance the interests of the company by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, key employees, and consultants through the grant of options to purchase common stock.  Our CSO Committee is comprised of all members of the Board of Directors.  Pursuant to the Stock Option Plan as amended, because two of the Directors are “non-employee directors,” the CSO Committee now has the authority to grant Options to all Participants (“any employee, consultant, advisor, or Non-Employee Director of the Company”).  Accordingly, the “Select Committee” was dissolved.

Limitation of Liability of Officers and Directors and Indemnification

The Florida Statutes permits corporations to indemnify a director, officer or control person of the corporation for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expense. Accordingly, our Articles of Incorporation do include such a provision automatically indemnifying a director, officer or control person of the corporation or its stockholders for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such. . We believe that these provisions are necessary to attract and retain qualified persons as directors and officers. These provisions do not eliminate liability for breach of the directors’ duty of loyalty to us or our shareholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for any transaction from which the director derived an improper personal benefit or for any willful or negligent payment of any unlawful dividend.

Our By-Laws permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether or not Florida law would permit indemnification. We have not obtained any such insurance at this time.

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Proxy Statement for Annual Meeting of Shareholders

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding, “potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding “will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Vision Industries Corp., Secretary, 1560 W. 190th Street, 2nd Floor, Torrance CA 90501or contact our Secretary at (310) 454-5658.  Shareholders who: a) currently receive multiple copies of the proxy statement at their address; and b) would like to request a “householding “status in regards to their communications should contact their broker.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, we determined that Martin Schuermann failed to timely file a Form 4 or a Form 5 for the grant of 4,500,000 options on June 14, 2011, Scott Lambert failed to timely file a Form 3 or a Form 5 for the grant of 1,000,000 options on October 10, 2010, and Brett Mayer failed to file a Form 3 or a Form 5 for the grant of 1,000,000 options on October 10, 2010.  We believe that each of our beneficial owners of greater than 10% of our common stock complied during fiscal year 2011 with the reporting requirements of Section 16(a) of the Exchange Act.

Related Person Transactions

There were no related person transactions during the year ended December 31, 2011.

Independent Public Accountants

On January 1, 2012, our audit firm of Randall N. Drake CPA, P.A. changed its name to Drake & Klein CPAs.  The change was reported to the PCAOB as a change of name.  This is not a change of auditors for the Company. The following table sets forth the aggregate fees billed by Drake & Klein, CPAs for fiscal 2011 and 2010:

Accounting Fees and Services

Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2011	$ 25,000	$ 0.0	$ 0.0	$ 0	$ 25,000
2010	$ 24,500	$ 0.0	$ 0.0	$ 51,898	$ 76,398

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is available without charge upon written request to: Secretary, Vision Industries Corp., 1560 W. 190th Street, 2nd Floor, Torrance CA 90501.   Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

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Proxy Statement for Annual Meeting of Shareholders

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of three directors. There are three nominees for director this year. Each director to be elected will hold office until the next annual meeting and until his successor is elected, or until the director’s death, resignation or removal. Each of the nominees listed below is currently a member of our Board who was previously appointed by the then Board of Directors. It is our policy to invite nominees to attend the annual meeting and to encourage attendance at meetings at which substantial shareholder attendance is expected.

The three candidates receiving the highest number of affirmative votes by the holders of shares entitled to be voted will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director and their ages as of September 27, 2012.

Name	Age	Principal Position Held with Us
Martin Schuermann	47	Chief Executive Officer and Director
Brett D. Mayer	48	Director
Scott Lambert	54	Director

Martin Schuermann has been Vision Industries Corp.'s Chief Executive Officer since December 15, 2008.   Mr. Schuermann brings with him a top level experience from a variety of industries.  Before joining Vision, Mr. Schuermann served as Chairman and CEO of IM-Internationalmedia AG and Intermedia Inc., a producer and distributor of such feature films as Terminator 3, Alexander, Basic Instinct 2, RV, One Missed Call and more than 40 other films. He also was a founding partner in LA based merchant bank EuroCapital Advisors.  Prior to this, Mr. Schuermann was Managing Director of CLT-UFA (US), Bertelsmann's US based TV and film arm.  Mr. Schuermann has served on several public company boards, including Intertainment AG, IM-Internationalmedia AG and Future Media Inc.

Brett D. Mayer was appointed to the position of Independent Director at Vision on October 11, 2010.  He was at Heitman/JMB from 1990 to 2004 where he served in several positions, culminating in a partnership. He worked on over $1 billion in real estate workouts, acquisitions, developments restructurings and financings. During his tenure at the company, Mr. Mayer was involved in various types of assets and investment fund creation and execution.  After departing from Heitman/JMB, Mr. Mayer created, ran, partially owned, and raised the money for two separate strategic joint ventures with one of the country’s largest public pension funds as its lead investor and one of the largest private developers in the country as a co-owner. Collectively, those two ventures targeted $140 million to invest in inner city neighborhood retail throughout the country. Mr. Mayer holds a Bachelor of Science and Arts degree in Real Estate and Finance from the University of Denver and a Masters in Communications degree from Loyola University. Mr. Mayer sits on the board of the USC Ross Minority program and sat on the board of ANERA, a refugee aid program.

Scott Lambert was appointed to the position of Independent Director at Vision on October 11, 2010..He worked as Executive Vice President at the William Morris Agency from 1994 to 2008 and served as President of the Business Group and Executive Vice President of Production at Relativity Media from 2008 through 2009. Mr. Lambert is currently Chairman of SPL Media, a media consulting firm, as well as Executive Vice President of American Dream Sun, a solar energy company.  He also works as a producer in Broadway, film and TV and has an overall production deal at Relativity Media LLC.  Mr. Lambert holds a BS from American University at Washington and a JD from Pepperdine University School of Law. He currently serves on the board of directors of the Mattel Children's Hospital at UCLA.

The Board of Directors recommends that you vote “FOR” the election of Martin Schuermann, Brett D. Mayer and Scott Lambert as our directors.

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Proxy Statement for Annual Meeting of Shareholders

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

* * *

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY THE ACCOMPANYING PROXY. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors

Martin Schuermann

Chairman and Chief Executive Officer

September 27, 2012

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Proxy Statement for Annual Meeting of Shareholders

PROXY

VISION INDUSTRIES CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 24, 2012

The undersigned hereby appoints Martin Schuermann as proxy of the undersigned, with full power of substitution, to vote all shares of stock of Vision Industries Corp. that the undersigned may be entitled to vote at the 2012 Annual Meeting of Shareholders of Vision Industries Corp. to be held at Vision Industries Corp.’s offices located at 1560 W. 190th Street, 2nd Floor, Torrance CA 90501on Wednesday, October 24, 2012 at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

☑ Please mark votes as in this example.

1.	To elect (01) Martin Schuermann, (02) Brett Mayer, and (03) Scott Lambert as directors to hold office until the next annual meeting of shareholders and until their successors are elected.	FOR ALL NOMINEES ☐ WITHHELD FROM ALL NOMINEES ☐ FOR ALL NOMINEES EXCEPT: ☐ ___________________________________

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign. If signer is a partnership, please sign in partnership name and by authorized person.

Signature	Date

Print Name

Signature	Date

Print Name

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